METROPOLITAN SERIES FUND

April 30, 2012

POWER OF ATTORNEY

I, the undersigned, hereby severally constitute and appoint John L. Chilton, David C. Mahaffey, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer, and any Assistant Secretary and the other officers of Metropolitan Series Fund (the “Trust”), and each of them singly, my true and lawful attorneys and agents, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all notifications of registration on Form N-8A and registration statements on Forms N-1A and N-14 applicable to the Trust and any amendments or supplements thereto, pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and/or the Investment Company Act of 1940, as amended (the “1940 Act”), including any amendments or filings necessary for the Trust to adopt the notification of registration on Form N-8A or any registration statements on Form N-1A of Metropolitan Series Fund, Inc., a Maryland corporation, pursuant to Rule 414 under the Securities Act, and any and all agreements, filings, documents, registrations, notices, and other instruments required or permitted to be filed to comply with the Securities Act, the 1940 Act, the Investment Advisers Act of 1940, as amended, the Commodity Exchange Act, as amended, the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act), and the rules thereunder, and/or any statutes, rules, regulations or law of any state or jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the appropriate regulatory body including, but not limited to, the Securities and Exchange Commission and/or the securities regulators or other agency or regulatory body, including of the appropriate states and territories, granting unto said attorney and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm all that said attorneys and agents may lawfully do or cause to be done by virtue of this power of attorney.

/s/ Stephen M. Alderman
Stephen M. Alderman,
Trustee

        Signed: April 18, 2012

METROPOLITAN SERIES FUND

APRIL 30, 2012

POWER OF ATTORNEY

I, the undersigned, hereby severally constitute and appoint John L. Chilton, David C. Mahaffey, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer, and any Assistant Secretary and the other officers of Metropolitan Series Fund (the “Trust”), and each of them singly, my true and lawful attorneys and agents, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all notifications of registration on Form N-8A and registration statements on Forms N-1A and N-14 applicable to the Trust and any amendments or supplements thereto, pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and/or the Investment Company Act of 1940, as amended (the “1940 Act”), including any amendments or filings necessary for the Trust to adopt the notification of registration on Form N-8A or any registration statements on Form N-1A of Metropolitan Series Fund, Inc., a Maryland corporation, pursuant to Rule 414 under the Securities Act, and any and all agreements, filings, documents, registrations, notices, and other instruments required or permitted to be filed to comply with the Securities Act, the 1940 Act, the Investment Advisers Act of 1940, as amended, the Commodity Exchange Act, as amended, the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act), and the rules thereunder, and/or any statutes, rules, regulations or law of any state or jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the appropriate regulatory body including, but not limited to, the Securities and Exchange Commission and/or the securities regulators or other agency or regulatory body, including of the appropriate states and territories, granting unto said attorney and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm all that said attorneys and agents may lawfully do or cause to be done by virtue of this power of attorney.

/s/ Robert Boulware
Robert Boulware,
Trustee

Signed: April 20, 2012

METROPOLITAN SERIES FUND

APRIL 30, 2012

POWER OF ATTORNEY

I, the undersigned, hereby severally constitute and appoint John L. Chilton, David C. Mahaffey, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer, and any Assistant Secretary and the other officers of Metropolitan Series Fund (the “Trust”), and each of them singly, my true and lawful attorneys and agents, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all notifications of registration on Form N-8A and registration statements on Forms N-1A and N-14 applicable to the Trust and any amendments or supplements thereto, pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and/or the Investment Company Act of 1940, as amended (the “1940 Act”), including any amendments or filings necessary for the Trust to adopt the notification of registration on Form N-8A or any registration statements on Form N-1A of Metropolitan Series Fund, Inc., a Maryland corporation, pursuant to Rule 414 under the Securities Act, and any and all agreements, filings, documents, registrations, notices, and other instruments required or permitted to be filed to comply with the Securities Act, the 1940 Act, the Investment Advisers Act of 1940, as amended, the Commodity Exchange Act, as amended, the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act), and the rules thereunder, and/or any statutes, rules, regulations or law of any state or jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the appropriate regulatory body including, but not limited to, the Securities and Exchange Commission and/or the securities regulators or other agency or regulatory body, including of the appropriate states and territories, granting unto said attorney and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm all that said attorneys and agents may lawfully do or cause to be done by virtue of this power of attorney.

/s/ Daniel A. Doyle
Daniel A. Doyle,
Trustee

Signed: April 18, 2012

METROPOLITAN SERIES FUND

APRIL 24, 2012

POWER OF ATTORNEY

I, the undersigned, hereby severally constitute and appoint John L. Chilton, David C. Mahaffey, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer, and any Assistant Secretary and the other officers of Metropolitan Series Fund (the “Trust”), and each of them singly, my true and lawful attorneys and agents, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all notifications of registration on Form N-8A and registration statements on Forms N-1A and N-14 applicable to the Trust and any amendments or supplements thereto, pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and/or the Investment Company Act of 1940, as amended (the “1940 Act”), including any amendments or filings necessary for the Trust to adopt the notification of registration on Form N-8A or any registration statements on Form N-1A of Metropolitan Series Fund, Inc., a Maryland corporation, pursuant to Rule 414 under the Securities Act, and any and all agreements, filings, documents, registrations, notices, and other instruments required or permitted to be filed to comply with the Securities Act, the 1940 Act, the Investment Advisers Act of 1940, as amended, the Commodity Exchange Act, as amended, the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act), and the rules thereunder, and/or any statutes, rules, regulations or law of any state or jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the appropriate regulatory body including, but not limited to, the Securities and Exchange Commission and/or the securities regulators or other agency or regulatory body, including of the appropriate states and territories, granting unto said attorney and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm all that said attorneys and agents may lawfully do or cause to be done by virtue of this power of attorney.

/s/ Elizabeth M. Forget
Elizabeth M. Forget,
Trustee, President & CEO

Signed: April 23, 2012

METROPOLITAN SERIES FUND

APRIL 30, 2012

POWER OF ATTORNEY

I, the undersigned, hereby severally constitute and appoint John L. Chilton, David C. Mahaffey, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer, and any Assistant Secretary and the other officers of Metropolitan Series Fund (the “Trust”), and each of them singly, my true and lawful attorneys and agents, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all notifications of registration on Form N-8A and registration statements on Forms N-1A and N-14 applicable to the Trust and any amendments or supplements thereto, pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and/or the Investment Company Act of 1940, as amended (the “1940 Act”), including any amendments or filings necessary for the Trust to adopt the notification of registration on Form N-8A or any registration statements on Form N-1A of Metropolitan Series Fund, Inc., a Maryland corporation, pursuant to Rule 414 under the Securities Act, and any and all agreements, filings, documents, registrations, notices, and other instruments required or permitted to be filed to comply with the Securities Act, the 1940 Act, the Investment Advisers Act of 1940, as amended, the Commodity Exchange Act, as amended, the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act), and the rules thereunder, and/or any statutes, rules, regulations or law of any state or jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the appropriate regulatory body including, but not limited to, the Securities and Exchange Commission and/or the securities regulators or other agency or regulatory body, including of the appropriate states and territories, granting unto said attorney and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm all that said attorneys and agents may lawfully do or cause to be done by virtue of this power of attorney.

/s/ Susan C. Gause
Susan C. Gause,
Trustee

Signed: April 19, 2012

METROPOLITAN SERIES FUND

APRIL 16, 2012

POWER OF ATTORNEY

I, the undersigned, hereby severally constitute and appoint John L. Chilton, David C. Mahaffey, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer, and any Assistant Secretary and the other officers of Metropolitan Series Fund (the “Trust”), and each of them singly, my true and lawful attorneys and agents, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all notifications of registration on Form N-8A and registration statements on Forms N-1A and N-14 applicable to the Trust and any amendments or supplements thereto, pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and/or the Investment Company Act of 1940, as amended (the “1940 Act”), including any amendments or filings necessary for the Trust to adopt the notification of registration on Form N-8A or any registration statements on Form N-1A of Metropolitan Series Fund, Inc., a Maryland corporation, pursuant to Rule 414 under the Securities Act, and any and all agreements, filings, documents, registrations, notices, and other instruments required or permitted to be filed to comply with the Securities Act, the 1940 Act, the Investment Advisers Act of 1940, as amended, the Commodity Exchange Act, as amended, the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act), and the rules thereunder, and/or any statutes, rules, regulations or law of any state or jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the appropriate regulatory body including, but not limited to, the Securities and Exchange Commission and/or the securities regulators or other agency or regulatory body, including of the appropriate states and territories, granting unto said attorney and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm all that said attorneys and agents may lawfully do or cause to be done by virtue of this power of attorney.

/s/ Nancy Hawthorne
Nancy Hawthorne,
Trustee

Signed: April 19, 2012

METROPOLITAN SERIES FUND

APRIL 16, 2012

POWER OF ATTORNEY

I, the undersigned, hereby severally constitute and appoint John L. Chilton, David C. Mahaffey, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer, and any Assistant Secretary and the other officers of Metropolitan Series Fund (the “Trust”), and each of them singly, my true and lawful attorneys and agents, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all notifications of registration on Form N-8A and registration statements on Forms N-1A and N-14 applicable to the Trust and any amendments or supplements thereto, pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and/or the Investment Company Act of 1940, as amended (the “1940 Act”), including any amendments or filings necessary for the Trust to adopt the notification of registration on Form N-8A or any registration statements on Form N-1A of Metropolitan Series Fund, Inc., a Maryland corporation, pursuant to Rule 414 under the Securities Act, and any and all agreements, filings, documents, registrations, notices, and other instruments required or permitted to be filed to comply with the Securities Act, the 1940 Act, the Investment Advisers Act of 1940, as amended, the Commodity Exchange Act, as amended, the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act), and the rules thereunder, and/or any statutes, rules, regulations or law of any state or jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the appropriate regulatory body including, but not limited to, the Securities and Exchange Commission and/or the securities regulators or other agency or regulatory body, including of the appropriate states and territories, granting unto said attorney and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm all that said attorneys and agents may lawfully do or cause to be done by virtue of this power of attorney.

/s/ Keith M. Schappert
Keith M. Schappert,
Trustee

Signed: April 18, 2012

METROPOLITAN SERIES FUND

APRIL 16, 2012

POWER OF ATTORNEY

I, the undersigned, hereby severally constitute and appoint John L. Chilton, David C. Mahaffey, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer, and any Assistant Secretary and the other officers of Metropolitan Series Fund (the “Trust”), and each of them singly, my true and lawful attorneys and agents, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all notifications of registration on Form N-8A and registration statements on Forms N-1A and N-14 applicable to the Trust and any amendments or supplements thereto, pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and/or the Investment Company Act of 1940, as amended (the “1940 Act”), including any amendments or filings necessary for the Trust to adopt the notification of registration on Form N-8A or any registration statements on Form N-1A of Metropolitan Series Fund, Inc., a Maryland corporation, pursuant to Rule 414 under the Securities Act, and any and all agreements, filings, documents, registrations, notices, and other instruments required or permitted to be filed to comply with the Securities Act, the 1940 Act, the Investment Advisers Act of 1940, as amended, the Commodity Exchange Act, as amended, the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act), and the rules thereunder, and/or any statutes, rules, regulations or law of any state or jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the appropriate regulatory body including, but not limited to, the Securities and Exchange Commission and/or the securities regulators or other agency or regulatory body, including of the appropriate states and territories, granting unto said attorney and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm all that said attorneys and agents may lawfully do or cause to be done by virtue of this power of attorney.

/s/ Linda Strumpf
Linda Strumpf,
Trustee

Signed: April 18, 2012

METROPOLITAN SERIES FUND

APRIL 16, 2012

POWER OF ATTORNEY

I, the undersigned, hereby severally constitute and appoint John L. Chilton, David C. Mahaffey, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer, and any Assistant Secretary and the other officers of Metropolitan Series Fund (the “Trust”), and each of them singly, my true and lawful attorneys and agents, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all notifications of registration on Form N-8A and registration statements on Forms N-1A and N-14 applicable to the Trust and any amendments or supplements thereto, pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and/or the Investment Company Act of 1940, as amended (the “1940 Act”), including any amendments or filings necessary for the Trust to adopt the notification of registration on Form N-8A or any registration statements on Form N-1A of Metropolitan Series Fund, Inc., a Maryland corporation, pursuant to Rule 414 under the Securities Act, and any and all agreements, filings, documents, registrations, notices, and other instruments required or permitted to be filed to comply with the Securities Act, the 1940 Act, the Investment Advisers Act of 1940, as amended, the Commodity Exchange Act, as amended, the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act), and the rules thereunder, and/or any statutes, rules, regulations or law of any state or jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the appropriate regulatory body including, but not limited to, the Securities and Exchange Commission and/or the securities regulators or other agency or regulatory body, including of the appropriate states and territories, granting unto said attorney and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm all that said attorneys and agents may lawfully do or cause to be done by virtue of this power of attorney.

/s/ Dawn M. Vroegop

Dawn M. Vroegop,
Trustee

Signed: April 18, 2012